Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 699,748,000
Previously Paid Amount	0
Total Fee Amount	107,131.42
Total Offset Amount	0
Net Fee	$ 107,131.42